                                  Exhibit 24
                                  ----------

                       Mercantile Bankshares Corporation
                               Power of Attorney

                                                                      Exhibit 24

                       MERCANTILE BANKSHARES CORPORATION
                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Directors of MERCANTILE BANKSHARES CORPORATION, a Maryland Corporation, hereby constitute and appoint EDWARD J. KELLY, III and ALAN D. YARBRO, or either of them acting alone, the true and lawful agents and attorneys in fact of the undersigned in each case with full power and authority in either of said agents and attorneys in fact, to sign for the undersigned and in their respective names as Directors of the Corporation the Annual Report of the Corporation to the Securities and Exchange Commission for the year 2000, on Form 10-K, filed under the Securities Exchange Act of 1934, as amended, and any amendment or amendments to such Form 10-K hereby ratifying and confirming all acts taken by such agents and attorneys in fact, or either of them, as herein authorized.

Date:  March 13, 2001

/s/ William J. McCarthy                  Director        /s/ Christian H. Poindexter             Director
---------------------------------                        ----------------------------------
William J. McCarthy                                      Christian H. Poindexter


/s/ George L. Bunting, Jr.               Director        /s/ William R. Brody                    Director
---------------------------------                        -----------------------------------
George L. Bunting, Jr.                                   William R. Brody


/s/ Morton B. Plant                      Director        /s/ Mary Junck                          Director
---------------------------------                        ---------------------------------
Morton B. Plant                                          Mary Junck


/s/ Richard O. Berndt                    Director        /s/ Cynthia A. Archer                   Director
---------------------------------                        ---------------------------------
Richard O. Berndt                                        Cynthia A. Archer


/s/ Robert A. Kinsley                    Director                                                Director
---------------------------------                        _________________________________
Robert A. Kinsley


/s/ Darrell D. Friedman                  Director                                                Director
---------------------------------                        _________________________________
Darrell D. Friedman


/s/ Donald J. Shepard                    Director                                                Director
---------------------------------                        _________________________________
Donald J. Shepard